Semiannual Report

                                 GEORGIA
                                 TAX-FREE
                                 BOND FUND

                                 ---------------
                                 AUGUST 31, 2001
                                 ---------------

[LOGO]

T. ROWE PRICE

REPORT HIGHLIGHTS
================================================================================

Georgia Tax-Free Bond Fund

o Municipal bonds performed well as interest rates declined and investor demand increased.

o The Georgia Tax-Free Bond Fund posted solid returns, outpacing the average Georgia fund over both the 6- and 12-month periods.

o Longer-term bonds and lower-quality, investment-grade positions provided the fund's best returns.

o With the economic picture uncertain and stocks struggling, the favorable environment for bonds should continue.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Amid economic weakness and stock market turmoil, municipal bonds quietly posted superior total returns during the six months ended August 31, 2001. An aggressive interest-rate reduction program by the Federal Reserve prompted strong capital gains in most segments of the municipal bond market. As a result, the Georgia Tax-Free Bond Fund posted solid results for the period.

   MARKET ENVIRONMENT

      News from the economic front was not encouraging during the past six months. As corporations worked through excess inventory and capacity, business spending remained depressed, and GDP growth slowed to a 0.2% annual rate during 2001's second quarter. Many economists suggested that only resilient consumer spending was sparing the economy from outright recession, commonly defined as two consecutive quarters of negative GDP growth.

      The Federal Reserve was quick to respond to weakness, cutting the federal funds target rate seven times during the first eight months of 2001, from 6.5% to 3.5%. A benign inflation environment, assisted by falling oil and other commodity prices, gave the Fed significant freedom to cut rates aggressively.

------------------------
GEORGIA BOND YIELD INDEX
================================================================================

  [The following table was depicted as a line graph in the printed material.]

             Georgia Bond
             Yield Index

8/31/00         5.57
                5.71
                5.63
  11/00         5.52
                5.25
                5.23
   2/01         5.23
                5.20
                5.41
   5/01         5.35
                5.29
                5.19
8/31/01         5.00

Source: T. Rowe Price Associates

================================================================================

      Municipal market yields declined in tandem with Fed actions. In addition, poor performance by equities significantly increased investor demand for municipal bonds. Even though supply nationwide was up by 40% over last year, rising demand--municipal bond fund inflows exceeded $600 million per week in July and $500 million per week in August--pushed prices up and yields down. Municipal yields ended the period at lows last seen in 1998 and early 1999.

================================================================================

The devastating attack on U.S. lives and institutions on September 11, 2001, following our reporting period, will have a profound impact on all Americans. We are deeply saddened and outraged by this tragedy and offer our sincere condolences to all those who have been personally affected by it.

Please check the Outlook section of this letter for our views on how the attack is likely to affect the municipal bond market.

      With rates falling sharply throughout the muni market, investors were drawn to the higher yields on longer and lower-quality offerings. Credit spreads--the differences between yields on bonds with particular credit ratings--narrowed as a result. The trend was a boon to performance among high-yield munis, which are ordinarily threatened by poor economic environments.

      Despite the weakening national picture, Georgia's economy remained strong. Growth in the Atlanta metropolitan area continued to propel Georgia's economy--nearly 55% of the state's workers are employed in Atlanta. Georgia's 4.2% unemployment rate remained below the national average, and building permit activity has been healthy.

      Through June 2001, the state's year-over-year revenue collections increased 6.5% to $14 billion, and the state ended fiscal 2000 with a surplus of $575 million. The state projects a fiscal 2001 surplus of $770 million, and debt remains low at just $678 per capita. Georgia bucked the national trend toward an increase in new bond issuance. From January to August 2001, Georgia's state and local governments issued approximately $1.9 billion of debt, a decrease of nearly 54% from the previous year. The state's debt has been rated Aaa by Moody's and AAA by Standard & Poor's and Fitch since the mid-1980s, and continues to exhibit the strongest possible credit characteristics.

Performance and Strategy Review

      We are pleased to report solid results for the T. Rowe Price Georgia Tax-Free Bond Fund for the periods ending August 31, 2001. The six-month and one-year returns of 4.77% and 10.18% exceeded peer group averages for both periods as interest rates fell, particularly among short-term bonds. For the six months, dividends per share were unchanged at $0.26 while the fund's share price increased $0.25.

----------------------
PERFORMANCE COMPARISON
================================================================================

Periods Ended 8/31/01                                        6 Months  12 Months
================================================================================

Georgia Tax-Free Bond Fund                                      4.77%     10.18%
--------------------------------------------------------------------------------
Lipper Georgia Municipal Debt Funds Average                     4.55       9.65
--------------------------------------------------------------------------------

      The 30-day dividend yield ended the period at 4.60%, down from 4.70% six months earlier, but offering a still-attractive taxable equivalent yield of approximately 7.19% for taxpayers in the 36% bracket.

      With new bond issuance below the national trend, high demand from individual investors outstripped supply in the Georgia municipal market. As a result, Georgia bonds continued to perform well vis-a-vis national averages. Longer-term bonds and lower-quality investment-grade positions provided the best returns.

      We took advantage of available supply to add to the education and other selected sectors. In particular, we added holdings of Georgia Tech and Emory University. We also selectively added lower-rated credits where we could, though opportunities were limited. The lower-quality, higher-yielding component of the portfolio turned the tables from previous periods of underperformance by posting a stellar six months as yields fell, prices rose, and credit spreads compressed. Overall, credit quality was unchanged at a relatively high AA.

      Our previous investment in higher-coupon securities also benefited the portfolio as several holdings were refunded to an early call date by issuers. This process is akin to homeowners refinancing mortgages when rates fall. The net result to the portfolio is that a once long- maturity holding now has a guaranteed shorter maturity and (usually) the credit backing of a U.S. government securities escrow fund. Both factors contribute to a one-time jump in market value of the holding. Several of our holdings were refunded during the past six months and among the fund's best performers. The portfolio's duration dipped slightly, to 6.7 years from 7.4 years six months ago. (Duration measures a bond's sensitivity to interest rate changes. The price of a bond with a duration of seven years, for example, would rise or fall 7% if rates fell or rose by one percentage point.)

OUTLOOK

      Interest rates have fallen so sharply this year that at times it's been difficult to maintain investor interest--a level typically described as "rate shock." Yet this environment is especially beneficial to municipal bond owners. When Treasury yields decline, municipal yields generally tend to fall more slowly. As a result, municipals are providing better income than after-tax Treasuries, even to investors in the lowest tax brackets.

      Moving forward, the bond market in general and municipal bonds in particular should fare well against a backdrop of stagnant to possibly negative economic growth. In the aftermath of the tragic terrorist attacks on the U.S., domestic and global growth is expected to slow even more than had been anticipated. While the extent of the domestic slowdown is difficult to predict, the Federal Reserve lowered rates again in September and is likely to continue cutting short-term rates until signs of a recovery emerge.

      While there are reasons to be cautious considering the impressive returns of the past year, even with the historically low level of interest rates and the significant level of monetary and fiscal stimulus injected into the economy, it seems premature to begin forecasting higher rates. We think the weaker economy will be the major influence on interest rates over the near term. We recognize, however, that these are uncertain times for the markets, and we will be flexible in our response to conditions as they transpire.

      Respectfully submitted,


      /s/ Hugh D. McGuirk

      Hugh D. McGuirk
      Chairman of the fund's Investment Advisory Committee

      September 20, 2001

      The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

================================================================================
MUNICIPALS ARE PROVIDING BETTER INCOME THAN AFTER-TAX TREASURIES . . .
================================================================================

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================

--------------------
PORTFOLIO HIGHLIGHTS
================================================================================

      KEY STATISTICS

                                                              2/28/01    8/31/01
================================================================================

Price Per Share                                               $10.83     $11.08
--------------------------------------------------------------------------------

Dividends Per Share
--------------------------------------------------------------------------------
    For 6 months                                                0.26       0.26
    ----------------------------------------------------------------------------
    For 12 months                                               0.52       0.52
    ----------------------------------------------------------------------------

30-Day Dividend Yield *                                         4.70%      4.60%
--------------------------------------------------------------------------------

30-Day Standardized Yield to Maturity                           4.23       4.00
--------------------------------------------------------------------------------

Weighted Average Maturity (years)                               16.2       15.9
--------------------------------------------------------------------------------

Weighted Average Effective Duration (years)                      7.4        6.7
--------------------------------------------------------------------------------

Weighted Average Quality **                                       AA         AA
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.

**    Based on T. Rowe Price research.

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================

--------------------
PORTFOLIO HIGHLIGHTS
================================================================================

      SECTOR DIVERSIFICATION

                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                           2/28/01       8/31/01
================================================================================

General Obligation--Local                                      20%           16%
--------------------------------------------------------------------------------
Water and Sewer Revenue                                        16            14
--------------------------------------------------------------------------------
Prerefunded Bonds                                               9            10
--------------------------------------------------------------------------------
Educational Revenue                                             7            10
--------------------------------------------------------------------------------
Housing Finance Revenue                                         7             8
--------------------------------------------------------------------------------
Electric Revenue                                                1             7
--------------------------------------------------------------------------------
Industrial and Pollution Control Revenue                        7             6
--------------------------------------------------------------------------------
Air and Sea Transportation Revenue                              4             6
--------------------------------------------------------------------------------
Escrowed to Maturity                                            6             6
--------------------------------------------------------------------------------
General Obligation--State                                       4             5
--------------------------------------------------------------------------------
Life Care/Nursing Home Revenue                                  4             4
--------------------------------------------------------------------------------
Hospital Revenue                                                3             3
--------------------------------------------------------------------------------
Miscellaneous Revenue                                           2             2
--------------------------------------------------------------------------------
All Other                                                       9             2
--------------------------------------------------------------------------------
Other Assets Less Liabilities                                   1             1
================================================================================
Total                                                         100%          100%

----------------------------------------
T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
================================================================================

      This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

      --------------------------
      GEORGIA TAX-FREE BOND FUND
      ==========================================================================

  [The following table was depicted as a line graph in the printed material.]

                  Lehman Brothers            Lipper Georgia            Georgia
                  Municipal Bond             Municipal Debt            Tax-Free
 Date             Index                      Funds Average             Bond Fund
3/31/93              $10,000                    $10,000                 $10,000
   8/93               10,556                     10,636                  10,712
   8/94               10,571                     10,549                  10,627
   8/95               11,508                     11,309                  11,482
   8/96               12,111                     11,913                  12,219
   8/97               13,230                     13,014                  13,320
   8/98               14,375                     14,094                  14,519
   8/99               14,447                     13,906                  14,386
   8/00               15,425                     14,733                  15,267
   8/01               16,998                     16,231                  16,820

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
================================================================================

      This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                        Since   Inception
      Periods Ended 8/31/01         1 Year    3 Years    5 Years    Inception        Date
      ===================================================================================
      Georgia Tax-Free Bond Fund    10.18%      5.03%      6.60%        6.37%     3/31/93
      -----------------------------------------------------------------------------------

      Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================
Unaudited



--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
================================================================================

                               6 Months             Year
                                  Ended            Ended
                                8/31/01          2/28/01         2/29/00         2/28/99         2/28/98         2/28/97
NET ASSET VALUE
Beginning of period          $    10.83       $    10.15      $    11.03      $    10.92      $    10.44      $    10.44
                             ---------------------------------------------------------------------------------------------

Investment activities
 Net investment
 income (loss)                     0.26*            0.52*           0.50*           0.50*           0.51*           0.52*
 Net realized and
 unrealized gain (loss)            0.25             0.68           (0.88)           0.11            0.48              --
                             ---------------------------------------------------------------------------------------------

 Total from
 investment activities             0.51             1.20           (0.38)           0.61            0.99            0.52
                             ---------------------------------------------------------------------------------------------

Distributions
 Net investment income            (0.26)           (0.52)          (0.50)          (0.50)          (0.51)          (0.52)
                             ---------------------------------------------------------------------------------------------

NET ASSET VALUE
End of period                $    11.08       $    10.83      $    10.15      $    11.03      $    10.92      $    10.44
                             =============================================================================================

Ratios/Supplemental Data

Total return^                     4.77%*          12.08%*         (3.46%)*         5.73%*          9.70%*          5.15%*
--------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                0.65%*+          0.65%*          0.65%*          0.65%*          0.65%*          0.65%*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                        4.66%*+          4.93%*          4.78%*          4.59%*          4.79%*          5.01%*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate           26.7%+           33.9%           48.5%           19.9%           49.0%           71.1%
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $   77,162       $   69,874      $   57,380      $   62,037      $   49,455      $   38,726
--------------------------------------------------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/03.
+     Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================
Unaudited                                                        August 31, 2001

-----------------------
STATEMENT OF NET ASSETS                                                       Par           Value
=================================================================================================
                                                                                  In thousands
      GEORGIA  96.8%

      Americus and Sumter County Hosp. Auth., Magnolia Manor
              6.25%, 5/15/19                                         $      1,000   $         919
      -------------------------------------------------------------------------------------------
      Athens-Clarke Residential Care Fac. for the Elderly
          Wesley Woods of Athens
              5.30%, 10/1/01                                                  500             500
              -----------------------------------------------------------------------------------
              6.375%, 10/1/27                                                 600             524
      -------------------------------------------------------------------------------------------
      Atlanta Airport
              Zero Coupon, 1/1/10 (MBIA Insured) *                          1,285             826
              -----------------------------------------------------------------------------------
              5.50%, 1/1/26 (FGIC Insured)                                  1,000           1,055
              -----------------------------------------------------------------------------------
              5.60%, 1/1/30 (FGIC Insured)                                  1,500           1,591
              -----------------------------------------------------------------------------------
              6.25%, 1/1/14 (FGIC Insured) *                                1,000           1,128
      -------------------------------------------------------------------------------------------
      Atlanta & Fulton County Recreation, Park Improvement, GO
              5.75%, 12/1/18 (AMBAC Insured)                                1,500           1,652
      -------------------------------------------------------------------------------------------
      Atlanta Water and Sewer, Water & Wastewater
              5.00%, 11/1/38 (FGIC Insured)                                 1,000             985
      -------------------------------------------------------------------------------------------
      Burke County Dev. Auth., PCR
          Georgia Power
              VRDN (Currently 2.50%)                                         1000            1000
              -----------------------------------------------------------------------------------
          Oglethorpe Power
              VRDN (Currently 2.00%) (FGIC Insured)                           605             605
              -----------------------------------------------------------------------------------
              7.80%, 1/1/08 (MBIA Insured)
              (Prerefunded 1/1/03+)                                           560             614
      -------------------------------------------------------------------------------------------
      Cartersville Dev. Auth., PCR, Anheuser Busch, 6.75%, 2/1/12 *         1,000           1,044
      -------------------------------------------------------------------------------------------
      Chatham County Hosp. Auth., 6.125%, 1/1/24                            1,000           1,058
      -------------------------------------------------------------------------------------------
      Chatham County School Dist., GO
              6.25%, 8/1/16 (Prerefunded 8/1/03+)                             625             679
              -----------------------------------------------------------------------------------
              6.75%, 8/1/18 (MBIA Insured)
              (Prerefunded 8/1/03+)                                           750             821
      -------------------------------------------------------------------------------------------
      Cherokee County Water and Sewage Auth.
              5.50%, 8/1/23 (MBIA Insured)                                  1,000           1,100
      -------------------------------------------------------------------------------------------
      Clayton County Dev. Auth., Delta Airlines
              VRDN (Currently 2.05%) *                                        500             500
      -------------------------------------------------------------------------------------------
      Clayton County Water Auth., Water & Sewage, 6.25%, 5/1/16             1,000           1,147
      -------------------------------------------------------------------------------------------
      Cobb - Marietta Coliseum and Exhibit Hall Auth.
              5.625%, 10/1/26 (MBIA Insured)                                1,000           1,123
      -------------------------------------------------------------------------------------------

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================

                                                                              Par           Value
=================================================================================================
                                                                                  In thousands
      Columbia County, Courthouse/Detention Center, GO
              5.625%, 2/1/20                                         $      1,250   $       1,333
      -------------------------------------------------------------------------------------------
      Columbia County Water and Sewage
              6.25%, 6/1/18 (FGIC Insured)                                  1,000           1,133
      -------------------------------------------------------------------------------------------
      Coweta County Residential Care Fac. Auth.
          Wesley Woods of Newnan-Peachtree City
              8.25%, 10/1/26                                                  500             535
      -------------------------------------------------------------------------------------------
      Crisp County Dev. Auth., 6.20%, 2/1/20 *                              1,000           1,039
      -------------------------------------------------------------------------------------------
      DeKalb County Dev. Auth., Emory Univ., 6.00%, 10/1/14                   550             588
      -------------------------------------------------------------------------------------------
      Effingham County Dev. Auth., PCR
          Fort James, 5.625%, 7/1/18 *                                      1,000             974
          ---------------------------------------------------------------------------------------
          Pacific Corp., 6.50%, 6/1/31                                        750             784
      -------------------------------------------------------------------------------------------
      Fayette County Public Fac. Auth.
          Criminal Justice Center
              6.00%, 6/1/30 (Prerefunded 6/1/10+)                             500             580
              -----------------------------------------------------------------------------------
              6.25%, 6/1/20 (Prerefunded 6/1/10+)                             500             589
      -------------------------------------------------------------------------------------------
      Forsyth County, GO, 6.00%, 3/1/16                                     1,250           1,413
      -------------------------------------------------------------------------------------------
      Forsyth County School Dist., GO, 6.00%, 2/1/16                        1,000           1,133
      -------------------------------------------------------------------------------------------
      Forsyth County Water and Sewage Auth.
              5.00%, 4/1/21                                                 1,060           1,070
              -----------------------------------------------------------------------------------
              6.25%, 4/1/20                                                 1,000           1,176
      -------------------------------------------------------------------------------------------
      Fulton County Dev. Auth., PCR, Delta Airlines, 6.95%, 11/1/12           500             517
      -------------------------------------------------------------------------------------------
      Fulton County Housing Auth., Single Family
              6.55%, 3/1/18 (GNMA Guaranteed) *                               120             125
      -------------------------------------------------------------------------------------------
      Fulton County Residential Care Fac. for the Elderly
          Canterbury Court, 6.30%, 10/1/24                                    500             499
      -------------------------------------------------------------------------------------------
      Fulton County School Dist., GO, 6.375%, 5/1/17                          830             998
      -------------------------------------------------------------------------------------------
      Fulton County Water and Sewage Auth.
              5.125%, 11/1/21                                               1,000           1,021
              -----------------------------------------------------------------------------------
              5.25%, 11/1/30                                                1,000           1,026
              -----------------------------------------------------------------------------------
              6.25%, 1/1/09 (FGIC Insured)                                  1,000           1,153
              -----------------------------------------------------------------------------------
              6.375%, 1/1/14 (FGIC Insured)                                    20              24
              -----------------------------------------------------------------------------------
              6.375%, 1/1/14 (FGIC Insured)
              (Escrowed to Maturity)                                        1,390           1,644
      -------------------------------------------------------------------------------------------
      Gainesville Water & Sewage, 6.00%, 11/15/12 (FGIC Insured)            1,000           1,165
      -------------------------------------------------------------------------------------------
      Georgia, GO
              5.00%, 10/1/17                                                1,000           1,032
              -----------------------------------------------------------------------------------

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================

                                                                              Par           Value
=================================================================================================
                                                                                  In thousands
              5.25%, 7/1/17                                          $      1,000   $       1,057
              -----------------------------------------------------------------------------------
              6.25%, 4/1/14                                                 1,000           1,190
              -----------------------------------------------------------------------------------
              6.50%, 4/1/09                                                   550             646
      -------------------------------------------------------------------------------------------
      Georgia Housing & Fin. Auth.
          Home Ownership, 6.60%, 6/1/25 *                                     210             218
          ---------------------------------------------------------------------------------------
          Single Family Mortgage
              5.65%, 12/1/21 *                                              1,000           1,032
              -----------------------------------------------------------------------------------
              5.75%, 12/1/31 *                                              1,250           1,289
              -----------------------------------------------------------------------------------
              5.80%, 12/1/21 *                                                670             697
              -----------------------------------------------------------------------------------
              5.80%, 12/1/26 *                                                500             520
              -----------------------------------------------------------------------------------
              6.05%, 12/1/16 *                                                500             526
              -----------------------------------------------------------------------------------
              6.125%, 12/1/15                                                 420             436
              -----------------------------------------------------------------------------------
              6.25%, 12/1/28 *                                                495             523
              -----------------------------------------------------------------------------------
              6.50%, 12/1/17 *                                              1,000           1,037
      -------------------------------------------------------------------------------------------
      Georgia Municipal Electric Power Auth.
              6.50%, 1/1/12                                                   440             517
              -----------------------------------------------------------------------------------
              6.50%, 1/1/12 (Escrowed to Maturity)                             80              94
              -----------------------------------------------------------------------------------
              6.60%, 1/1/18                                                   860           1,034
              -----------------------------------------------------------------------------------
              6.60%, 1/1/18 (Escrowed to Maturity)                            175             210
      -------------------------------------------------------------------------------------------
      Georgia Municipal Gas Auth., Southern Storage Gas
              6.00%, 7/1/04                                                   500             539
      -------------------------------------------------------------------------------------------
      Henry County Water and Sewage Auth.
              5.625%, 2/1/30 (FGIC Insured)                                 1,000           1,063
      -------------------------------------------------------------------------------------------
      Jackson County School Dist., GO
              6.00%, 7/1/14 (MBIA Insured)
              (Prerefunded 7/1/04+)                                         1,000           1,102
      -------------------------------------------------------------------------------------------
      Macon-Bibb County Urban Dev. Auth.
          Bibb County Public Fac., GO, 5.50%, 10/1/22                       1,000           1,067
      -------------------------------------------------------------------------------------------
      Medical Center Hosp. Auth.
          Columbus Regional Healthcare Systems
              5.50%, 8/1/25 (MBIA Insured)                                  1,000           1,050
      -------------------------------------------------------------------------------------------
      Metropolitan Atlanta Rapid Transit Auth.
          Sales Tax
              6.90%, 7/1/20 (MBIA Insured)
              (Prerefunded 7/1/04+)                                         1,325           1,492
              -----------------------------------------------------------------------------------
              7.00%, 7/1/11 (Escrowed to Maturity)                          1,495           1,849
              -----------------------------------------------------------------------------------
              7.00%, 7/1/11 (MBIA Insured) (Escrowed to Maturity)             635             775
      -------------------------------------------------------------------------------------------

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================

                                                                              Par           Value
=================================================================================================
                                                                                  In thousands
      Monroe County Dev. Auth., PCR, Gulf Power
              VRDN (Currently 2.50%)                                 $        500   $         500
      -------------------------------------------------------------------------------------------
      Municipal Electric Auth. of Georgia
              7.25%, 1/1/24 (AMBAC Insured)                                 1,000           1,332
      -------------------------------------------------------------------------------------------
      Newton County Hosp. Auth., GO, Newton Health Systems
              6.00%, 2/1/20 (AMBAC Insured)                                 1,000           1,107
      -------------------------------------------------------------------------------------------
      Paulding County School Dist., GO
              6.00%, 2/1/13 (MBIA Insured)                                  1,000           1,161
      -------------------------------------------------------------------------------------------
      Paulding County Water & Sewer
              6.00%, 12/1/13 (MBIA Insured)                                 1,000           1,168
      -------------------------------------------------------------------------------------------
      Peach County School Dist., GO
              6.40%, 2/1/19 (MBIA Insured)
              (Prerefunded 2/1/05+)                                           500             562
      -------------------------------------------------------------------------------------------
      Private Colleges & Univ. Auth.
          Emory Univ.
              5.50%, 11/1/20                                                  500             534
              -----------------------------------------------------------------------------------
              5.50%, 11/1/25                                                1,000           1,054
              -----------------------------------------------------------------------------------
              5.50%, 11/1/33                                                1,500           1,577
              -----------------------------------------------------------------------------------
          Mercer Univ., 5.375%, 10/1/29                                     1,000           1,011
      -------------------------------------------------------------------------------------------
      Rockdale County Dev. Auth., Solid Waste Disposal
          Visy Paper, 7.40%, 1/1/16 *                                         435             445
      -------------------------------------------------------------------------------------------
      Rockdale County School Dist., GO, 6.50%, 1/1/09                       1,000           1,115
      -------------------------------------------------------------------------------------------
      Roswell, GO, 5.50%, 2/1/14                                            1,000           1,087
      -------------------------------------------------------------------------------------------
      Savannah Economic Dev. Auth., College of Art & Design
              6.80%, 10/1/19                                                  500             532
      -------------------------------------------------------------------------------------------
      Smyrna Downtown Dev. Auth.
              6.70%, 2/1/20 (MBIA Insured)
              (Prerefunded 2/1/05+)                                         1,000           1,133
      -------------------------------------------------------------------------------------------
      Total Georgia (Cost  $69,645)                                                        74,703
                                                                                    -------------

      PUERTO RICO  2.1%

      Puerto Rico Commonwealth, Highway & Transportation Auth.
              6.625%, 7/1/12 (FSA Insured)                                  1,000           1,048
      -------------------------------------------------------------------------------------------
      Puerto Rico Ind. Tourist, Ed., Medical & Environmental Fac.
          Cogen Fac., 6.625%, 6/1/26 *                                        500             547
      -------------------------------------------------------------------------------------------
      Total Puerto Rico (Cost  $1,517)                                                      1,595
                                                                                    -------------

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================

                                                                          Value
================================================================================
                                                                   In thousands

Total Investments in Securities

98.9% of Net Assets (Cost $71,162)                                     $ 76,298

Other Assets Less Liabilities                                               864
                                                                       --------

NET ASSETS                                                             $ 77,162
                                                                       ========
Net Assets Consist of:

Accumulated net investment income - net of distributions               $     26

Accumulated net realized gain/loss - net of distributions                (1,429)

Net unrealized gain (loss)                                                5,136

Paid-in-capital applicable to 6,961,146 no par value shares
of beneficial interest outstanding; unlimited number of
shares authorized                                                        73,429
                                                                       --------

NET ASSETS                                                             $ 77,162
                                                                       ========

NET ASSET VALUE PER SHARE                                              $  11.08
                                                                       ========

    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
 GNMA  Government National Mortgage Association
   GO  General Obligation
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================
Unaudited

-----------------------
STATEMENT OF OPERATIONS
================================================================================
In thousands

                                                                       6 Months
                                                                          Ended
                                                                        8/31/01

      Investment Income (Loss)

      Interest income                                                  $  1,950
                                                                       ---------
      Expenses
       Investment management                                                141
       Custody and accounting                                                48
       Shareholder servicing                                                 28
       Legal and audit                                                        7
       Prospectus and shareholder reports                                     5
       Registration                                                           4
       Trustees                                                               4
       Miscellaneous                                                          2
                                                                       --------
       Total expenses                                                       239
       Expenses paid indirectly                                              (2)
                                                                       --------
       Net expenses                                                         237
                                                                       --------
      Net investment income (loss)                                        1,713
                                                                       --------

      Realized and Unrealized Gain (Loss)

      Net realized gain (loss)
       Securities                                                           (91)
       Futures                                                                4
                                                                       --------
       Net realized gain (loss)                                             (87)
                                                                       --------
      Change in net unrealized gain or loss
       Securities                                                         1,838
       Futures                                                                2
                                                                       --------
       Change in net unrealized gain or loss                              1,840
                                                                       --------
      Net realized and unrealized gain (loss)                             1,753
                                                                       --------

      INCREASE (DECREASE) IN NET
      ASSETS FROM OPERATIONS                                           $  3,466
                                                                       ========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
================================================================================
In thousands

                                                           6 Months        Year
                                                              Ended       Ended
                                                            8/31/01     2/28/01

      Increase (Decrease) in Net Assets

      Operations
       Net investment income (loss)                        $  1,713    $  3,065
       Net realized gain (loss)                                 (87)        (98)
       Change in net unrealized gain or loss                  1,840       4,134
                                                           --------------------
       Increase (decrease) in net assets from operations      3,466       7,101
                                                           --------------------
      Distributions to shareholders
       Net investment income                                 (1,707)     (3,065)
                                                           --------------------
      Capital share transactions*
       Shares sold                                           11,453      17,236
       Distributions reinvested                               1,299       2,272
       Shares redeemed                                       (7,223)    (11,050)
                                                           --------------------
       Increase (decrease) in net assets from capital
       share transactions                                     5,529       8,458
                                                           --------------------

      Net Assets

      Increase (decrease) during period                       7,288      12,494
      Beginning of period                                    69,874      57,380
                                                           --------------------

      End of period                                        $ 77,162    $ 69,874
                                                           ====================

      *Share information
        Shares sold                                           1,058       1,635
        Distributions reinvested                                120         216
        Shares redeemed                                        (667)     (1,054)
                                                           --------------------
        Increase (decrease) in shares outstanding               511         797

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================
Unaudited                                                        August 31, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
================================================================================

Note 1 - Significant Accounting Policies

      T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide the highest level of income exempt from federal and Georgia state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade Georgia municipal bonds.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

      Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $18,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended August 31, 2001, the effect of this change was to increase net investment income by $6,000 ($0.001 per share) and decrease net unrealized gain/loss on securities by $6,000 ($0.001 per share). This change had no effect on the fund's net assets or total return.

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

Note 2 - Investment Transactions

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      Futures Contracts During the six months ended August 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

      Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $15,255,000 and $9,363,000, respectively, for the six months ended August 31, 2001.

Note 3 - Federal Income Taxes

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the fund had $1,295,000 of capital loss carryforwards, $363,000 of which expires in 2003, $319,000 in 2008, and $613,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
================================================================================

      At August 31, 2001, the cost of investments for federal income tax purposes was $71,137,000. Net unrealized gain aggregated $5,161,000 at period end, of which $5,235,000 related to appreciated investments and $74,000 to depreciated investments.

Note 4 - Related Party Transactions

      The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $27,000 was payable at August 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Subject to shareholder approval, the fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $13,000 of management fees were not accrued by the fund for the six months ended August 31, 2001. At August 31, 2001, unaccrued fees in the amount of $105,000 remain subject to reimbursement by the fund through 2003, and $13,000 through 2005.

      In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $56,000 for the six months ended August 31, 2001, of which $12,000 was payable at period end.

T. ROWE PRICE SHAREHOLDER SERVICES
================================================================================

      INVESTMENT SERVICES AND INFORMATION

            KNOWLEDGEABLE SERVICE REPRESENTATIVES

            By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

            In Person  Available in T. Rowe Price Investor Centers.

            ACCOUNT SERVICES

            Checking  Available on most fixed-income funds ($500 minimum).

            Automatic Investing  From your bank account or paycheck.

            Automatic Withdrawal  Scheduled, automatic redemptions.

            Distribution Options Reinvest all, some, or none of your distributions.

            Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

            BROKERAGE SERVICES*

            Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

            INVESTMENT INFORMATION

            Combined Statement  Overview of all your accounts with T. Rowe
            Price.

            Shareholder Reports Fund managers' reviews of their strategies and results.

            T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

            Performance Update Quarterly review of all T. Rowe Price fund results.

            Insights Educational reports on investment strategies and financial markets.

            Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

            * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
================================================================================

STOCK FUNDS
----------------------------------------

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
----------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------------------------------------

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
----------------------------------------

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
----------------------------------------

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES
----------------------------------------

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*     Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
================================================================================

      ADVISORY SERVICES, RETIREMENT RESOURCES

            T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

            ADVISORY SERVICES*
            --------------------------------------------------------------------

            T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

            Investment Checkup(SM) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

            T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

            RETIREMENT INFORMATION
            --------------------------------------------------------------------

            Planning and Informational Guides

            Minimum Required Distributions Guide
            Retirement Planning Kit
            Retirement Readiness Guide
            Tax Considerations for Investors

            Insights Reports

            The Challenge of Preparing for Retirement
            Financial Planning After Retirement
            The Roth IRA: A Review

            *These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

Invest With Confidence [LOGO](R)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.          F92-051 8/31/01 R